SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 13, 2003

BMC Industries, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-8467	41-0169210
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Meridian Crossings, Suite 850
Minneapolis, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

(952) 851-6000
(Registrant's telephone number)

Items 1-6.	Not Applicable.

Item 7.	Financial Statements and Exhibits.

	(a) - (b)	Not Applicable.

	(c)	Exhibits:

	Exhibit	Description

	99.1	Press Release issued by BMC Industries, Inc., dated November 13, 2003

Item 8-11.	Not Applicable.

Item 12.	Results of Operations and Financial Condition.

            On November 13, 2003, BMC Industries, Inc. (the "Company") issued a press release announcing third quarter 2003 financial results.  The press release is attached as Exhibit 99.1 to this report on Form 8-K.

            The information in this Form 8-K and the Exhibit attached hereto are provided under Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

          The Company intends that certain matters disclosed in this Current Report (including the exhibit hereto) are "Forward-Looking Statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  All statements, other than statements of historical fact, are Forward-Looking Statements.  Forward-Looking Statements may be identified by the use of words such as "anticipates", "estimates", "expects", "forecasts", "projects", "intends", "plans", "predicts", and similar expressions.  Such statements are subject to a number of risks and uncertainties that could cause, and in certain instances have caused, actual results or outcomes to differ materially from those projected, including, among others, our ability to obtain a waiver or other relief from our lenders beyond November 14, 2003; ability to negotiate financing arrangements or other solutions in replacement of our existing credit facility; our ability to generate sufficient cash flow to meet obligations during any future waiver periods and future availability of borrowing capacity to the company; the ability to meet future financial covenants under our credit agreement or other financing documents; ability to maintain credit terms with vendors; ability to manage working capital and align costs with market conditions; ability to achieve higher yields at Vision-Ease Lens; ability to reduce inventories while maintaining consistently high customer service levels and product fill rates; ability to increase sales of products at both Vision-Ease Lens and Buckbee-Mears, in particular our ability to replace lost NAFTA and European aperture mask sales with sales in Asia and other areas of the world; further aperture mask price declines; slowdown in growth of, or price reductions in, high-end optical lens products; fluctuations in currency exchange rates; rising raw material costs; ability to successfully complete the restructuring of our European operations; availability of acceptable terms with our trade creditors; ability to develop new products to grow within our markets; and the effect of ongoing economic uncertainty on the company's operations. These and other risks and uncertainties are discussed in further detail in BMC's Annual Report and Form 10-K for the year ended December 31, 2002 and other documents filed with the Securities and Exchange Commission.

        The Forward-Looking Statements included in this Current Report (including the exhibit hereto) are made only as of November 13, 2003, and the Company undertakes no obligation to update publicly such Forward-Looking Statements to reflect subsequent events or circumstances that may arise after the date of this release.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC INDUSTRIES, INC.

Dated: November 13, 2003	By:	/s/Jon A. Dobson
Jon A. Dobson
	Its:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press Release, dated November 13, 2003, Announcing Third Quarter 2003 Results.	Electronic Transmission